--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

April 21, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2004. The net asset value at that date was $18.59 per share. During the quarter, three $0.085 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 10.9%. This compares with the NAREIT Equity REIT Index's(a) total return of 12.0%.

    The overall equity market was generally choppy during the first quarter, as the broad market averages showed little change. In contrast, REITs performed well, driven by continued investor appreciation for the potential for REITs to continue to provide current income, lower volatility, competitive total returns, portfolio diversification and, most importantly in our opinion, the improving visibility and breadth of U.S. economic growth. Following the quarter-end, however, bond and stock markets, particularly REITs, had a decidedly negative response to the strong March jobs report. As more fully discussed in the 'Investment Outlook' section below, we believe that this is a temporary correction driven by valuation concerns of some investors and exacerbated by short-term technical factors. We believe that REIT valuations and growth prospects are more attractive now than at any time over the past several months.

    Approximately two and a half years into an economic recovery, we believe the impact is being felt broadly across the income-producing property markets in many parts of the United States as demand for space is increasing and rents are stabilizing. In our view, the resultant acceleration in REIT cash flow growth rates is what has been driving stock prices since last year. After a modest earnings decline in 2003, our forecast is for earnings growth to accelerate to mid-single digit growth this year and high single digit growth next year.

    The leadership patterns of recent quarters held during the first quarter. The regional mall group, continuing to enjoy the best fundamentals of any property type in our opinion, was the best performing sector with a 22.7% total return. Health care, a more interest rate sensitive sector, benefited from a further decline in interest rates and delivered 16.6%. Shopping centers' continued earnings consistency helped drive them to a 15.5% total return. Apartments, hotels and office lagged with 4.3%, 6.8% and 9.0% total returns, respectively.

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    The fund's best performing investments during the quarter were in the regional mall (20.6% total return) and health care sectors (18.8%), while the worst performing sector for the fund was the apartment sector, which had a 7.1% total return. Ventas Inc., continuing where it left off from last year, was the fund's best performing stock, contributing a total return of 26.5% during the quarter. Other standouts included Newcastle Investment Corp, Glimcher Realty Trust, Macerich Company and Mills Corp., all of which provided total returns in excess of 20%. Laggards during the quarter were Equity Office Properties, Camden Property Trust and Home Properties, each of which had a total return of less than 3%.

    Taking a more thematic approach toward examining the determinants of performance within the REIT sector during the first quarter, we have observed that cash flow growth has been the dominant driver. We found a meaningful correlation between current cash flow growth rate and first quarter stock price performance. In our view, those companies that are facing positive property fundamentals and those that have the ability to deploy capital at attractive yields (whether through acquisitions or redevelopment of existing real estate, or through ground-up development) also tend to have an attractive cost of both equity and debt capital. This has enabled many of these companies to expand their portfolios even more profitably. This activity, of course, often has the potential to result in a very positive effect on growth in both net asset value and earnings.

    Not surprisingly, the stock prices of many of the aggressive acquirers of property have appreciated the most during the first quarter. Skeptics may observe that property prices look expensive by historical standards. However, we expect the economic recovery to continue and therefore do not believe that there will be a better buying opportunity a year from now if our forecast for stronger job growth, increased occupancies, and higher rents is realized.

    The converse of this has been true for companies on the opposite side of this trend. Companies that have viewed the current pricing of real estate assets as expensive or even somewhat irrational have opted to be net sellers of assets -- de-leveraging and waiting for a better buying opportunity. The practitioners of this strategy have been rewarded with anemic stock price appreciation. The market's judgment appears to be that these companies have foregone an opportunity to boost earnings and create value.

INVESTMENT OUTLOOK

    As discussed, a very strong March increase in U.S. nonfarm payrolls was announced on April 2, 2004, well in excess of consensus expectations (308,000 new jobs created versus an expectation of 120,000). The bond and stock markets reacted negatively to the news, as did REITs, due to concerns that the Federal Reserve would raise interest rates. REIT stock prices declined in the week following the release of the jobs report as investors took profits from a group of stocks that had appreciated without interruption for the past 14 months. While REITs have demonstrated little correlation with interest rates over longer periods of time, it appears that in the short term, the extreme bond market activity has negatively impacted REITs. The more defensive sectors such as shopping centers and health care underperformed, while the more cyclical sectors such as office and apartments declined less.

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                                       2



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    We believe that this has been a temporary correction in the REIT market driven by valuation concerns by some investors as well as by short-term technical factors. Ironically, if strong job growth continues in the coming months, as we expect, real estate fundamentals should respond very favorably, especially in the apartment and office sectors where job growth is the single greatest determinant of demand for space.

    We continue to maintain a positive outlook for the U.S. economy. At this time, in our opinion, all the pre-conditions for strong job growth are in place. Corporate profits have staged a dramatic recovery and are at an all-time high as a percentage of GDP. Therefore, it is increasingly profitable for firms to hire the next incremental worker. The recently reported declines in weekly initial jobless claims to three-year lows and the spike in the monthly change in nonfarm payrolls to the highest levels in four years have finally begun to demonstrate that this is occurring.

    Though not widely understood, we believe that job growth has actually been occurring for some time. Many of the companies that we invest in are on the front lines of the consumer and corporate economy. A number of the office and apartment companies that we speak with have observed improved leasing activity for their portfolios that would contradict the virtually nonexistent rate of job growth implied by the official government statistics until recently. Thus, we believe that a normal cyclical economic recovery is in the process of unfolding. In addition, the supply/demand dynamic in most real estate markets is turning more positive. Many real estate companies are adding value, in our view, by making real estate investments in a profitable and disciplined fashion. As a result of the historically low interest rate environment of the last few years, many REITs were able to improve their balance sheets in a way that gives these companies better potential for an attractive spread between property yields and their blended cost of capital. As a result, our forecast is that cash flow growth rates for REITs should begin to accelerate in 2004 after declining in 2003.

    With earnings visibility improving, our forecast is for a resumption of meaningful dividend increases in the next year or two. This is an important factor to consider when assessing how REITs react to rising interest rates. Unlike fixed income securities, REITs have the potential to increase their dividends as the economy expands and companies see their earnings increase, which can help to offset rising rates. During the last economic expansion, for example (the period from 1992 through 2001), REITs increased their dividends on average by about 7% per year.

    With the recent pullback, REITs are now back to trading closely in line with their underlying net asset values. As a result, we believe REIT valuations are now more attractive than at any time over the past several months. Thus, while market activity could continue to be choppy over the near term, we believe that REIT

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                                       3



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

fundamentals are poised to continue to improve, which should be positive for dividends and share prices over the intermediate and longer term.

Sincerely,

         /s/ Martin Cohen        /s/ Robert H. Steers
             MARTIN COHEN            ROBERT H. STEERS
             President               Chairman

                          /s/ Greg E. Brooks
                              GREG E. BROOKS
                              Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                                       4



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2004 (UNAUDITED)

                                                               NUMBER                    DIVIDEND
                                                              OF SHARES      VALUE       YIELD(a)
                                                              ---------   ------------   --------
EQUITIES                                            99.08%(b)
  COMMON STOCK                                      80.04%
    DIVERSIFIED                                      9.68%
         Colonial Properties Trust.........................     82,100    $  3,349,680      6.57%
         Crescent Real Estate Equities Co..................    170,600       3,065,682      8.35
         iStar Financial...................................     36,900       1,560,870      6.60
         Vornado Realty Trust..............................    143,200       8,660,736      4.70
                                                                          ------------
                                                                            16,636,968
                                                                          ------------
    HEALTH CARE                                     11.04%
         Health Care Property Investors....................    230,000       6,509,000      5.90
         Health Care REIT..................................     27,600       1,120,560      5.91
         Nationwide Health Properties......................    161,800       3,603,286      6.65
         Ventas............................................    281,700       7,741,116      4.73
                                                                          ------------
                                                                            18,973,962
                                                                          ------------
    HOTEL                                            0.38%
         Hospitality Properties Trust......................     14,200         658,880      6.21
                                                                          ------------
    INDUSTRIAL                                       2.75%
         First Industrial Realty Trust.....................     64,700       2,555,650      6.94
         Keystone Property Trust...........................     89,500       2,175,745      5.43
                                                                          ------------
                                                                             4,731,395
                                                                          ------------
    MORTGAGE                                         2.02%
         Newcastle Investment Corp.........................    103,027       3,472,010      7.12
                                                                          ------------
    OFFICE                                          22.12%
         Arden Realty......................................    160,000       5,172,800      6.25
         Brandywine Realty Trust...........................    184,900       5,648,695      5.76
         CarrAmerica Realty Corp...........................    155,100       5,257,890      5.90
         Equity Office Properties Trust....................    203,400       5,876,226      6.92
         HRPT Properties Trust.............................     71,900         812,470      7.08
         Mack-Cali Realty Corp.............................    150,800       6,772,428      5.61
         Maguire Properties................................     93,000       2,380,800      6.25
         Prentiss Properties Trust.........................    165,300       6,099,570      6.07
                                                                          ------------
                                                                            38,020,879
                                                                          ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

(b) Percentages indicated are based on the net assets of the fund.

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                                       5



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                             NUMBER                     DIVIDEND
                                                            OF SHARES      VALUE          YIELD
                                                            ---------   ------------   -----------
    OFFICE/INDUSTRIAL                              6.52%
         Kilroy Realty Corp..............................     56,600    $  2,009,300       5.58%
         Liberty Property Trust..........................    135,600       6,102,000       5.38
         Reckson Associates Realty Corp..................    110,000       3,095,400       6.04
                                                                        ------------
                                                                          11,206,700
                                                                        ------------
    RESIDENTIAL -- APARTMENT                      11.33%
         Archstone-Smith Trust...........................    152,900       4,512,079       5.83
         AvalonBay Communities...........................     69,900       3,745,242       5.23
         Camden Property Trust...........................     78,900       3,546,555       5.65
         Gables Residential Trust........................    122,900       4,455,125       6.65
         Home Properties.................................     47,000       1,915,250       6.09
         Mid-America Apartment Communities...............     35,400       1,314,402       6.30
                                                                        ------------
                                                                          19,488,653
                                                                        ------------
    SELF STORAGE                                   0.15%
         Sovran Self Storage.............................      6,200         258,974       5.77
                                                                        ------------

    SHOPPING CENTER                               14.05%
      COMMUNITY CENTER                             4.21%
         Developers Diversified Realty Corp..............     22,600         913,040       5.05
         Federal Realty Investment Trust.................     52,400       2,420,880       4.24
         Heritage Property Investment Trust..............     51,300       1,595,430       6.75
         Kramont Realty Trust............................     69,500       1,313,550       6.88
         Urstadt Biddle Properties -- Class A............     60,000         990,000       5.21
                                                                        ------------
                                                                           7,232,900
                                                                        ------------
      REGIONAL MALL                                9.84%
         CBL & Associates Properties.....................     42,100       2,582,414       4.73
         Glimcher Realty Trust...........................     95,200       2,579,920       7.08
         Macerich Co.....................................    110,500       5,955,950       4.53
         Mills Corp......................................    109,000       5,808,610       4.47
                                                                        ------------
                                                                          16,926,894
                                                                        ------------
         TOTAL SHOPPING CENTER...........................                 24,159,794
                                                                        ------------
             TOTAL COMMON STOCK (Identified
                cost -- $83,730,598).....................                137,608,215
                                                                        ------------

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                                       6



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                             NUMBER                     DIVIDEND
                                                            OF SHARES      VALUE          YIELD
                                                            ---------   ------------   -----------
  PREFERRED STOCK                                 19.04%
    DIVERSIFIED                                    1.24%
         Colonial Properties Trust, 9.25%, Series C......        600    $     16,410       8.45%
         Colonial Properties Trust, 8.125%, Series D.....     14,600         400,624       7.40
         Crescent Real Estate Equities Co., 6.75%, Series
           A (Convertible)...............................     75,500       1,723,665       7.40
                                                                        ------------
                                                                           2,140,699
                                                                        ------------
    HEALTH CARE                                    2.71%
         Nationwide Health Properties, 7.677%, Series
           P.............................................     47,000       4,653,000       7.76
                                                                        ------------
    HOTEL                                          0.19%
         FelCor Lodging Trust, 9.00%, Series B...........      2,900          73,718       8.85
         Host Marriott Corp, 10.00%, Series C............      3,500          96,250       9.09
         Host Marriott Financial Trust, 6.75%, QUIPS(a)
           (Convertible).................................      3,200         164,157       6.59
                                                                        ------------
                                                                             334,125
                                                                        ------------
    INDUSTRIAL                                     0.30%
         Keystone Property Trust, 9.125%, Series D.......     18,800         517,940       8.28
                                                                        ------------
    OFFICE                                         3.76%
         Alexandria Real Estate Equities, 9.10%, Series
           B.............................................     13,900         384,335       8.25
         HRPT Properties Trust, 8.75%, Series B..........     52,800       1,491,600       7.75
         Highwood Properties, 8.625%, Series A...........      4,300       4,583,531       8.09
                                                                        ------------
                                                                           6,459,466
                                                                        ------------
    RESIDENTIAL -- APARTMENT                       3.23%
         Apartment Investment & Management Co., 8.75%,
           Series D......................................      6,431         162,190       8.68
         Apartment Investment & Management Co., 9.375%,
           Series G......................................    113,200       3,096,020       8.56
         Apartment Investment & Management Co., 10.10%,
           Series Q......................................     25,000         671,000       9.43
         Apartment Investment & Management Co., 10.00%,
           Series R......................................     18,100         485,080       9.33
         Mid-America Apartment Communities, 8.30%, Series
           H.............................................     17,300         454,990       7.91
         Post Properties, 8.50%, Series A................     11,000         679,250       6.88
                                                                        ------------
                                                                           5,548,530
                                                                        ------------

-------------------
(a) QUIPS Quarterly Income Preferred Securities

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                                       7



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                             NUMBER                     DIVIDEND
                                                            OF SHARES      VALUE          YIELD
                                                            ---------   ------------   -----------
   SHOPPING CENTER                                 7.61%
      COMMUNITY CENTER                             0.48%
         Developers Diversified Realty Corp., 8.60%,
           Series F......................................      1,600    $     43,600       7.89%
         Ramco-Gershenson Property Trust, 9.50%, Series
           B.............................................     11,600         330,600       8.35
         Urstatdt Biddle Properties, 8.50%, Series C.....      4,000         446,000       7.62
                                                                        ------------
                                                                             820,200
                                                                        ------------
      OUTLET CENTER                                0.45%
         Chelsea Property Group, 8.375%, Series A........     13,000         779,187       6.99
                                                                        ------------
      REGIONAL MALL                                6.68%
         CBL & Associates Properties, 8.75%, Series B....     13,000         706,550       8.06
         Glimcher Realty Trust, 8.125%, Series G.........     16,000         414,400       7.84
         Mills Corp., 9.00%, Series B....................     73,800       2,054,592       8.08
         Mills Corp., 9.00%, Series C....................     25,000         693,750       8.11
         Mills Corp., 8.75%, Series E....................     26,000         712,400       7.99
         Pennsylvania Real Estate Investment Trust,
           11.00%, Series A..............................     55,400       3,379,400       9.02
         Taubman Centers, 8.30%, Series A................    139,500       3,518,190       8.25
                                                                        ------------
                                                                          11,479,282
                                                                        ------------
         TOTAL SHOPPING CENTER...........................                 13,078,669
                                                                        ------------
             TOTAL PREFFERED STOCK (Identified
                cost -- $27,399,814).....................                 32,732,429
                                                                        ------------
             TOTAL EQUITIES (Identified
                cost -- $111,130,412)....................                170,340,644
                                                                        ------------

                                                            PRINCIPAL
                                                             AMOUNT
                                                            ---------
CORPORATE BOND                                     0.40%
         Host Marriott, LP, 9.50%, due 1/15/07
           (Identified cost -- $600,454).................   $600,000         675,000
                                                                        ------------
TOTAL INVESTMENTS (Identified
  cost -- $111,730,866) ......................... 99.48%                171,015,644
OTHER ASSETS IN EXCESS OF LIABILITIES ...........  0.52%                    900,558
                                                 -------                ------------
NET ASSETS (Equivalent to $18.59 per share based on
  9,249,159 shares of capital stock
  outstanding) ................................. 100.00%               $171,916,202
                                                 -------                ------------
                                                 -------                ------------

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                                       8



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            FINANCIAL HIGHLIGHTS (a)
                           MARCH 31, 2004 (UNAUDITED)

                                                                              NET ASSET VALUE
                                                      TOTAL NET ASSETS           PER SHARE
                                                 --------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/03..................                $157,145,926            $16.99
    Net investment income......................  $ 1,450,196                  $ 0.16
    Net realized and unrealized gain on
      investments..............................   15,678,619                    1.70
    Distributions from net investment income...   (2,358,539)                  (0.26)
                                                 -----------                  ------
Net increase in net asset value................                  14,770,276              1.60
                                                               ------------            ------
End of period: 3/31/2004.......................                $171,916,202            $18.59
                                                               ------------            ------
                                                               ------------            ------

                        AVERAGE ANNUAL TOTAL RETURNS (b)

                   (PERIODS ENDED MARCH 31, 2004) (UNAUDITED)

                                   SINCE INCEPTION
ONE YEAR  FIVE YEARS   TEN YEARS      (9/27/93)
--------  ----------   ---------      ---------
 47.24%     18.38%      12.88%         12.52%

                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

   A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

(b) Based on net asset value.

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                                       9

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

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                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                  FOR TOTAL RETURN:

                  COHEN & STEERS                                        COHEN & STEERS
                 EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                 FOR TOTAL RETURN:                                FOR CAPITAL APPRECIATION:

                  COHEN & STEERS                                        COHEN & STEERS
                   UTILITY FUND                                       SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       11

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISOR
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Gregory C. Clark                       FUND ADMINISTRATOR AND CUSTODIAN
Director                               State Street Corp.
                                       225 Franklin Street
Bonnie Cohen                           Boston, MA 02110
Director
                                       TRANSFER AGENT
George Grossman                        Equiserve Trust Company
Director                               150 Royall Street
                                       Canton, MA 02021
Richard J. Norman                      (800) 426-5523
Director
                                       LEGAL COUNSEL
Frank K. Ross                          Simpson Thacher & Bartlett LLP
Director                               425 Lexington Avenue
                                       New York, NY 10017
Willard H. Smith Jr.
Director                               New York Stock Exchange Symbol: RFI

Greg E. Brooks                         Web site: cohenandsteers.com
Vice president
                                       This report is for shareholder
Adam Derechin                          information. This is not
Vice president and assistant treasurer a prospectus intended for use in the purchase or sale of fund shares.
Lawrence B. Stoller                    Past performance is of course
Assistant secretary                    no guarantee of future results
                                       and your investment may be worth more
                                       or less at the time you sell.

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                                       12

COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                               COHEN & STEERS
                          TOTAL RETURN REALTY FUND

                         --------------------------

                              QUARTERLY REPORT
                               MARCH 31, 2004